UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 7, 2007

                                   ZUMIEZ INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                   Washington
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                 (State or Other Jurisdiction of Incorporation)

            000-51300                                      91-1040022
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     (Commission File Number)                  (IRS Employer Identification No.)


 6300 Merrill Creek Parkway, Suite B, Everett, Washington                98203
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         (Address of Principal Executive Offices)                     (Zip Code)

                                 (425) 551-1500
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     (b)  Departure of Officer

     On February 7, 2007, Zumiez Inc. (the "Company") announced that Brenda Morris will cease to serve as the Company's Chief Financial Officer effective as of early April, 2007.


Item 7.01. Regulation FD Disclosure.

     On February 7, 2007, the Company issued a press release announcing January 2007 sales results (the "Sales Press Release"), a copy of which is attached hereto as Exhibit 99.1 and the contents of which are incorporated herein by this reference.

     On February 7, 2007, the Company issued a press release announcing the departure of the Company's Chief Financial Officer (the "CFO Press Release"), a copy of which is attached hereto as Exhibit 99.2 and the contents of which are incorporated herein by this reference

     In accordance with General Instruction B.2. of Form 8-K, the information contained in the Sales Press Release and the CFO Press Release shall not be deemed "Filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such press releases be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.


Item 9.01. Financial Statements and Exhibits.

           (d) Exhibits

           99.1. Press Release of Zumiez Inc., dated February 7, 2007.

           99.2. Press Release of Zumiez Inc., dated February 7, 2007.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ZUMIEZ INC.
                                    (Registrant)

Date:  February 7, 2007             By: /s/ Richard M. Brooks
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                                        Richard M. Brooks
                                        President and Chief Executive Officer